                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

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     / /    Preliminary Proxy Statement

     / /    Confidential,  For Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

     / /    Definitive Proxy Statement

     /x/    Definitive Additional Materials

     / /    Soliciting Material Pursuant to Section 240.14a-12

                             BKF CAPITAL GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                             WARREN G. LICHTENSTEIN
                                  RONALD LABOW
                                  KURT SCHACHT
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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                                      -2-

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with the  solicitation of proxies in support of the election of the nominees of Steel to the Board of Directors of BKF Capital Group,  Inc. (the  "Company") and other business proposals at the 2005 annual meeting of the stockholders of the Company scheduled to be held on June 9, 2005, or any other meeting of stockholders  held
in  lieu  thereof,  and  any  adjournments,   postponements,   reschedulings  or
continuations thereof.

            Item 1: The  following is a press release  issued by Steel  Partners
II, L.P. on May 26, 2005.

                                     FOR ADDITIONAL INFORMATION, PLEASE CONTACT:

                     Media: Sitrick And Company    Investors: Morrow & Co., Inc.
                                    Los Angeles                    John Ferguson
                                Michael Sitrick                   (800) 654-2468
                                     Terry Fahn          steel.info@morrowco.com
                                 (310) 788-2850

                                       New York
                                     Jeff Lloyd
                                 (212) 573-6100

FOR IMMEDIATE RELEASE

                    STEEL PARTNERS II, L.P. WINS ISS SUPPORT

 ISS RECOMMENDS BKF CAPITAL GROUP SHAREHOLDERS VOTE FOR STEEL PARTNERS' NOMINEES
                             ON THE GOLD PROXY CARD

     ISS ALSO RECOMMENDS SHAREHOLDERS VOTE FOR CRITICAL CORPORATE GOVERNANCE
                    INITIATIVES SUPPORTED BY STEEL PARTNERS

NEW YORK,  NY - MAY 26, 2005 -- Steel  Partners  II, L.P.  announced  today that
Institutional  Shareholder  Services ("ISS"),  the nation's leading proxy voting advisory service, has recommended that its clients vote to elect Steel Partners'
three independent nominees,  Warren G. Lichtenstein,  Kurt N. Schacht and Ronald
LaBow, to the board of directors of BKF Capital Group, Inc.  (NYSE:BKF) at BKF's
June 9, 2005 annual meeting of shareholders.

ISS provides proxy  advisory  services to hundreds of  institutional  investors, mutual funds, and other fiduciaries. In its report dated May 25, 2005, ISS noted
the strength of Steel Partners' slate of nominees, stating that:

     -- "The  company's less than stellar track record with respect to corporate governance warrants the presence of Kurt Schacht on the board."

     -- "The board could use an  additional  layer of  discipline  and oversight provided by director nominees Warren Lichtenstein and Ronald LaBow in light of the difficulties facing the company's long-only business unit."

Warren G. Lichtenstein,  the managing member of Steel Partners, stated, "We were delighted to learn of the  endorsement by ISS of our slate of highly  qualified, independent  nominees.  We believe that the election of our nominees will be the first step in restoring  shareholder  confidence in the board.  If elected,  our nominees  will  endeavor  to work  with the  other  members  of the BKF board to promote good corporate governance practices and maximize shareholder value."

ISS also took the  opportunity in its report to acknowledge the character of Mr.
Lichtenstein. ISS states,

     "Mr.  Lichtenstein  is highly  regarded as a discoverer  and  `unlocker' of shareholder value as well as a promoter of good corporate  governance.  Mr.
     Lichtenstein  does not have the  reputation as a `flipper' of his portfolio companies, as evidenced by his continued ownership of shares (and tenure on the board) of several companies in which he has invested."

Mr.  Lichtenstein  responded,  "I am pleased with ISS'  recognition  of my prior corporate governance and value enhancing initiatives relating to Steel Partners'
portfolio  companies.  We have not and will not depart from this  approach  with respect to our investment in BKF.  Clearly,  I have staked my reputation on this commitment to BKF and its shareholders. Accusations by the BKF board that we may have other self-serving objectives have no merit."

In  its  report,  ISS  also  supports  Steel  Partners'   non-binding   proposal
recommending  that the  board of  directors  declassify  the  board as well as a non-binding  proposal submitted by GAMCO Investors,  Inc.  recommending that the board redeem BKF's poison pill.  For three  consecutive  years the  shareholders have  overwhelmingly  supported prior proposals by GAMCO requesting the board to redeem the poison pill.  After Steel Partners  nominated its slate of directors,
BKF modified the poison pill so that it does not apply to tender  offers for the entire  company and will be subject to  independent  director  evaluation  every three years, known as a TIDE provision. In its report, ISS comments,

     "We note that BKF did not respond fully to the shareholders' wishes for the past three  years,  and only made the  partial  step  towards  implementing change after Steel  Partners  publicly  announced its intent to engage in a proxy  fight.  The  100%  bid and  TIDE  amendments  are  not a  sufficient response.  At a minimum,  the board  should  have put the pill to a binding shareholder vote this year."

BKF also included in its proxy  statement a binding  proposal to declassify  the board of directors  after Steel  Partners  submitted  its  non-binding  proposal recommending that the board take such action. In response, ISS states,

     "As with the  poison  pill,  we note  that the  company's  good  governance proposals were submitted only after Steel Partners  declared its intentions to run for board  seats.  The  timing  of the  reforms  call into  question whether the  company has truly `seen the light,' or if it is merely  taking defensive steps as part of its proxy strategy."

     "We find some credence to Steel  Partners'  argument that, if BKF was truly serious  about seeing these changes  approved,  the company would have both publicly  committed  insiders  to vote in  favor  of the  proposals  and in addition would have allowed enough time to conduct a full scale campaign to
     `get out the vote.'"

Mr. Lichtenstein commented,  "We are delighted that ISS shares our view that the timing of these  initiatives  calls into question whether BKF is truly committed to not only recommending but also implementing  meaningful  corporate governance reform. We need a board that is more accountable,  not one that only reacts when shareholders apply a little pressure."

Mr.  Lichtenstein  concluded,  "Steel  Partners  is  the  largest  institutional shareholder  of  BKF.  Our  interests  are  aligned  with  those  of  the  other shareholders.  We believe that a change  within the board of BKF is necessary in order to achieve  consistent  profitability  and implement much needed corporate governance  reforms.  We urge you to follow ISS' recommendation to vote the GOLD proxy card FOR Steel Partners' three independent  nominees.  We also urge you to vote the GOLD proxy card FOR the business proposals contained in Steel Partners'
proxy statement."

SHAREHOLDERS OF BKF ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER
DOCUMENTS  RELATED TO THE SOLICITATION OF PROXIES BY STEEL PARTNERS II, L.P. AND
THE OTHER  PARTICIPANTS  IN THE  SOLICITATION  FOR USE AT BKF'S  ANNUAL  MEETING
SCHEDULED  TO BE HELD ON  JUNE  9,  2005.  THE  DEFINITIVE  PROXY  STATEMENT  IS
AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE  COMMISSION'S  WEB SITE AT
WWW.SEC.GOV OR BY CALLING MORROW & CO., INC., TOLL FREE AT (800) 607-0088.